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EXHIBIT 99.4

                    [INITIAL LIST OF OFFICERS AND DIRECTORS]

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(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND                     FILE NUMBER
RESIDENT AGENT OF

COMMERCE DIRECT INC.                         JUN 19 2000               C16916.00
(Name of Corporation)                        (Incorporation Date)

A NEVADA CORPORATION            FOR THE FILING PERIOD JUN 19 2000 TO JUN 19 2001

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
The corporation's duly appointed resident agent in the State of Nevada         Office Use Only
upon whom process can be mailed is:

CSC SERVICES OF NEVADA, INC.                                                    FILED # C16916.00
502 EAST JOHN STREET                                                            APR 20 2001   $100 LIST
CARSON CITY                                                                                    25 EX.
NEVADA 89706                                                                    TO THE OFFICE OF
                                                                                /s/ [SIGNATURE ILLEGIBLE]
                                                                                ILLEGIBLE

Important. Read instructions before completing and returning this form.
1. Print or type names and addresses ???? residence of ???? for all ???? and ???? A president, secretary, treasurer and at least one director must ???? ?????.

2. ????  officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.

3. Return the completed form with the $85.00 ???? fee. A $15.00 ???? will be added for ???? (???? by the 1st day of the 2nd ????
   following incorporation date

4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to ??? ?????. If your check is ???? returned page 2 ???? and ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE to receive a certified copy ???????????.

5. Return completed form to: Secretary of State, 101 North ???? Street, Suite 3, Carson City, NV ?????-???? (??????)

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                 FILING FEE - $85.00     LATE PENALTY - $16.00
            THIS FORM MUST BE FILED BY THE 1ST DAY OF THE 2ND MONTH
                          FOLLOWING INCORPORATION DATE

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NAME                                                                                TITLE(S)
TALAL YASSIN                                                                        PRESIDENT

PO BOX       STREET ADDRESS                  CITY                                    ST.                           ZIP
1325 CAMMERAY RD.                            WEST VANCOUVER                          B.C., CANADA                  V7S2N2

NAME                                                                                TITLE(S)
ANDREW B. STEWART                                                                   SECRETARY
PO BOX       STREET ADDRESS                  CITY                                    ST.                           ZIP
2301 - 1331 WEST GEORGIA ST.                 VANCOUVER                               B.C., CANADA                  V6E4P1

NAME                                                                                TITLE(S)
TALAL YASSIN                                                                        TREASURER
PO BOX       STREET ADDRESS                  CITY                                    ST.                           ZIP
1325 CAMMERAY RD.                            WEST VANCOUVER                          B.C., CANADA                  V7S2N2

NAME                                                                                TITLE(S)
LAWFORD DUPRES                                                                      DIRECTOR
PO BOX       STREET ADDRESS                  CITY                                    ST.                           ZIP
24 WESTVALE AVE.                             GLENCOE                                 TRINIDAD & TOBAGO, WI

NAME                                                                                TITLE(S)
TALAL YASSIN                                                                        DIRECT0R
PO BOX       STREET ADDRESS                  CITY                                    ST.                           ZIP
1325 CAMMERAY RD.                            WEST VANCOUVER                          B.C., CANADA                  V7S2N2

NAME                                                                                TITLE(S)
ANDREW B. STEWART                                                                   DIRECTOR
PO BOX       STREET ADDRESS                  CITY                                    ST.                           ZIP
2301 - 1331 WEST GEORGIA ST.                 VANCOUVER                               B.C., CANADA                  V6E4P1



I hereby certify ???? initial ?????                         PRESIDENT                     APR 17 2001
/s/ Talal Yassin                                            Title(s)                      Date
-----------------------------------
x Signature of officer


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